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                                                                    EXHIBIT 23.2



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated November 30, 2000 relating to the consolidated financial statements and financial statement schedule, which appears in J.D. Edwards & Company's Annual Report on Form 10-K for the year ended October 31, 2000.

/s/ PricewaterhouseCoopers LLP

Denver, Colorado
December 11, 2001